EXHIBIT 10.1
Execution Version

AMENDMENT NO. 1 TO CREDIT AGREEMENT
This AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 19, 2014 (this “Amendment”), is entered into by and among BRIGHT HORIZONS FAMILY SOLUTIONS LLC, a Delaware limited liability company (the “Borrower”), and the undersigned Lenders constituting the Required Lenders in respect of the Credit Agreement (as defined below) and amends the Credit Agreement, dated as of January 30, 2013 (as amended hereby and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA (“GS Bank”), as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time. Capitalized terms not otherwise defined in this Amendment have the meanings ascribed to such terms in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, Holdings, the Lenders, and the Administrative Agent are party to the Credit Agreement;
WHEREAS, the Borrower desires to amend certain provisions of the Credit Agreement as set forth in Section 1 herein;
WHEREAS, in accordance with Section 10.01 of the Credit Agreement, the Required Lenders and the Borrower consent to amend the Credit Agreement in accordance with the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein, the parties hereto agree as follows:
SECTION 1.Amendment to the Credit Agreement
Effective as of the Amendment No. 1 Effective Date (as defined in Section 2 below), Section 7.06(o) of the Credit Agreement is hereby amended by replacing the ratio “3.00 to 1.00” with “3.50 to 1.00”.
SECTION 2.Conditions Precedent to the Effectiveness of this Amendment
This Amendment shall become effective when each of the following conditions precedent shall have been satisfied (the “Amendment No. 1 Effective Date”):
(a)The Administrative Agent shall have received each of the following, each dated the Amendment No. 1 Effective Date:
(i)this Amendment, duly executed by the Borrower and the Required Lenders;
(ii)the Guarantor Acknowledgment to Amendment No. 1 to Credit Agreement, duly executed by each Guarantor in the form attached hereto as Exhibit A; and

Amendment No. 1 to Credit Agreement
Bright Horizons Family Solutions LLC

(iii)a certificate of a Responsible Officer of the Borrower certifying as to the matters specified in Section 3 (Representations and Warranties) of this Amendment; and
(b)The Borrower shall have paid all amounts referred to in Section 4 (Amendment Fee) and Section 5 (Costs and Expenses) of this Amendment.
SECTION 3.Representations and Warranties
On and as of the Amendment No. 1 Effective Date, the Borrower hereby represents and warrants that:
(a)    this Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing, and the Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to Debtor Relief Laws and general principles of equity (whether considered in a proceeding in equity or law) and an implied covenant of good faith and fair dealing;
(b)    both before and after giving effect to this Amendment, each of the representations and warranties contained in Article V (Representations and Warranties) of the Credit Agreement shall be true and correct in all material respects on and as of the date hereof, in each case as if made on and as of such date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided, that in each case, such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof; provided, however, that references therein to the “Credit Agreement” shall be deemed to refer to the Credit Agreement as amended by this Amendment; and
(c)    no Default or Event of Default has occurred and is continuing before giving giving effect to this Amendment or would result from giving effect to the Amendment and the consummation of the transactions contemplated hereby.
SECTION 4.Amendment Fee
The Borrower agrees to pay on the Amendment No. 1 Effective Date to the Administrative Agent for the account of each Lender party to this Amendment which has delivered its executed signature page to this Amendment to the Administrative Agent not later than 4:00 p.m. New York City time on November 18, 2014 (or such later time and/or date as the Borrower and the Administrative Agent may agree) (the “Consent Deadline”), an amendment fee (the “Amendment Fee”) in an amount equal to 0.15% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Lender as of the Consent Deadline with respect to which a signature page was delivered and (y) the aggregate amount of the Revolving Credit Commitment, if any, of such Lender as of the Consent Deadline with respect to which a signature page was delivered. The Amendment Fee will be in all respects fully earned when paid and non-refundable and non-creditable. The

Amendment No. 1 to Credit Agreement
Bright Horizons Family Solutions LLC

Amendment Fee shall be made without condition or deduction for any counterclaim, defense, recoupment or setoff.
SECTION 5.Fees and Expenses
The Borrower shall pay in accordance with the terms of Section 10.04 of the Credit Agreement all costs and expenses of the Administrative Agent in connection with the preparation, negotiation, syndication, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto) and any other fees separately agreed between the Borrower and GS Bank and, in each case, which are invoiced on or prior to the Consent Deadline.
SECTION 6.Reference to the Effect on the Loan Documents
(a)    As of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.
(b)    The Borrower hereby reaffirms all its liens and other obligations granted or incurred pursuant to the Loan Documents, all of which liens and obligations shall remain in full force and effect (as amended and otherwise expressly modified by this Amendment).
(c)    Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(d)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.
(e)    This Amendment is a Loan Document.
SECTION 7.Execution in Counterparts
This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

Amendment No. 1 to Credit Agreement
Bright Horizons Family Solutions LLC

SECTION 8.Governing Law
This Amendment shall be governed by and construed in accordance with the law of the State of New York.
SECTION 9.Section Titles
The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection of any Loan Document immediately followed by a reference in parenthesis to the title of the section of such Loan Document containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such section, the reference to the title shall govern absent manifest error. If any reference to the number of a section (but not to any clause, sub-clause or subsection thereof) of any Loan Document is followed immediately by a reference in parenthesis to the title of a section of any Loan Document, the title reference shall govern in case of direct conflict absent manifest error.
SECTION 10.Notices
All communications and notices hereunder shall be given as provided in the Credit Agreement.
SECTION 11.Severability
In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 12.Successors
The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the Credit Agreement.
SECTION 13.Waiver of Jury Trial
EACH PARTY TO THIS AMENDMENT HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AMENDMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AMENDMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF

Amendment No. 1 to Credit Agreement
Bright Horizons Family Solutions LLC

THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, as of the date first written above.

BRIGHT HORIZONS FAMILY SOLUTIONS LLC

By:	/s/ Elizabeth Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer

[Lender Signature Pages on File with Administrative Agent]

Exhibit A
GUARANTOR ACKNOWLEDGMENT TO
AMENDMENT NO. 1
TO
CREDIT AGREEMENT

Each of the undersigned hereby acknowledges the terms of Amendment No. 1 to Credit Agreement, dated as of the date hereof (the “Amendment”), which amends the Credit Agreement, dated as of January 30, 2013 (as amended hereby and as the same may be further amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), by and among the Borrower, BRIGHT HORIZONS CAPITAL CORP., a Delaware corporation (“Holdings”), GOLDMAN SACHS BANK USA, as Administrative Agent, Swing Line Lender and L/C Issuer, the Lenders and the other parties party thereto from time to time) and agrees that the terms of the Amendment shall not affect in any way its guarantees, obligations, liabilities and liens granted or incurred by it under the Loan Documents, all of which guarantees, obligations, liabilities and liens shall remain in full force and effect and each of which is hereby reaffirmed.
This acknowledgment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, .pdf or other electronic transmission shall be effective as delivery of a manually executed counterpart of this consent. Notices to parties hereto shall be given as provided in the Credit Agreement.
The terms of the Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
This acknowledgement shall be governed by and construed in accordance with the law of the State of New York.
This acknowledgment is a Loan Document.
Dated as of November 19, 2014.
[Signature Pages Follow]

Consented to and agreed as of the date of the Amendment:

BRIGHT HORIZONS CAPITAL CORP.
BRIGHT HORIZONS LLC
BRIGHT HORIZONS CHILDREN'S CENTERS LLC
CORPORATE FAMILY SOLUTIONS LLC
RESOURCES IN ACTIVE LEARNING

By:
Name:
Title: